UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

       DATE OF REPORT (Date of earliest event reported): October 21, 2003

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            INDIANA                    000-31951               35-1594017
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
       of incorporation)                                  Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Item 9.   Regulation FD Disclosure.


Item 12.  Results of Operations and Financial Condition.

          On October 21, 2003, Monroe Bancorp issued a press release setting forth third quarter 2003 earnings and a financial summary herein as
          Exhibit 99 for reporting under items 9 and 12.

          In January 2003, the United States Securities and Exchange Commission ("SEC") issued Regulation G, "Conditions for Use of Non-GAAP Financial Measures." A non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position, or cash flow that excludes (includes) amounts or adjustments that are included (excluded) in the most directly comparable measure calculated in accordance with generally accepted accounting principles ("GAAP"). Regulation G requires companies that present non-GAAP financial measures to disclose a numerical reconciliation to the most directly comparable measurement using GAAP as well as the reason why the non-GAAP measure is an important measure.

          Management has used several non-GAAP financial measures throughout this press release. One such measure relates to the special provision for loan losses. We believe the non-GAAP disclosures of net income and various ratios before the special provision are useful to both investors and management because they provide insight into how the Company would have performed without this special provision. We also report Other Income and Other Expense without the effect of unrealized gains and losses on securities in a grantor trust (rabbi trust) and without the effect of gains and losses recognized on securities sold which is also a non-GAAP financial measure. Unrealized gains and losses in the rabbi trust are entirely offset by related expenses and have no effect on the Company's net income. Realized gains on security sales do not occur each quarter. Management believes both investors and management can get a clearer comparison of ongoing activities which generate non-interest income if they are looked at without the effects of the unrealized and realized security gains and losses.

          Exhibit 99 Press release dated October 21, 2003

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  October 21, 2003

                                                 MONROE BANCORP



                                                 /s/ Gordon M. Dyott
                                                 ------------------------------
                                                 Gordon M. Dyott
                                                 Executive Vice President
                                                 Chief Financial Officer/ Chief
                                                 Accounting Officer








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                                  EXHIBIT INDEX



Exhibit Number    Exhibit
--------------    -------

99                Press Release, dated October 21, 2003